AMENDMENT NO. 6
TO
MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS
          This Amendment dated as of October 29, 2010, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the “Contract”), dated May 1, 2008, between Invesco Advisers, Inc. (the “Adviser”), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Trimark Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a “Sub-Adviser” and, collectively, the “Sub-Advisers”).
WITNESSETH:
          WHEREAS, the parties desire to remove the following series portfolios: Invesco Alternative Opportunities Fund, Invesco FX Alpha Plus Strategy Fund, Invesco FX Alpha Strategy Fund, Invesco International Growth Equity Fund and Invesco Van Kampen Global Bond Fund;
          NOW, THEREFORE, the parties agree as follows;
1.	Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:
“EXHIBIT A
Invesco Balanced-Risk Allocation Fund

Invesco China Fund

Invesco Developing Markets Fund

Invesco Emerging Market Local Currency Debt Fund

Invesco Global Health Care Fund

Invesco International Total Return Fund

Invesco Japan Fund

Invesco LIBOR Alpha Fund

Invesco Endeavor Fund

Invesco Global Fund

Invesco Small Companies Fund

Invesco Commodities Strategy Fund

Invesco Global Advantage Fund

Invesco Global Dividend Growth Securities Fund

Invesco Health Sciences Fund

Invesco Pacific Growth Fund

Invesco Van Kampen Emerging Markets Fund

Invesco Van Kampen Global Equity Allocation Fund

Invesco Van Kampen Global Franchise Fund

Invesco Van Kampen Global Tactical Asset Allocation Fund

Invesco Van Kampen International Advantage Fund

Invesco Van Kampen International Growth Fund”

2.	All other terms and provisions of the Contract not amended shall remain in full force and effect.
          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC. Adviser
By:
	Name:	John M. Zerr
	Title:	Senior Vice President

INVESCO TRIMARK LTD. Sub-Adviser
By:
Name:
Title:

By:
Name:
Title:

INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO ASSET MANAGEMENT (JAPAN) LTD. Sub-Adviser
By:
Name:
Title:

INVESCO AUSTRALIA LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO HONG KONG LIMITED Sub-Adviser
By:
Name:
Title:

INVESCO SENIOR SECURED MANAGEMENT, INC. Sub-Adviser
By:
Name:
Title:

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